UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of Principal Executive Offices)	(Zip Code)

(515) 345-2902
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 6, 2017, EMC Insurance Group Inc. (the “Company”) issued a press release announcing the following executive officer appointments:
Effective January 2, 2018, Mick A. Lovell will become Executive Vice President of Operations of the Company and Employers Mutual Casualty Company (“Employers Mutual”), taking over the responsibilities of Kevin J. Hovick, coinciding with Mr. Hovick’s retirement. In this position, Mr. Lovell will oversee company operations and continue oversight of Corporate Communications and operational planning. Mr. Lovell, age 54, has been employed by Employers Mutual since 2003. He has held the following positions with the Company and Employers Mutual: Executive Vice President for Corporate Development since 2015, Senior Vice President for Corporate Development from 2014 to 2015, and Vice President from 2011 to 2014.
Also effective January 2, 2018, Scott R. Jean will become Executive Vice President of Finance and Strategy of the Company and Employers Mutual, overseeing his current departments (Accounting, Actuary, Corporate Risk Management, Investments and Strategic Analytics) and taking on the responsibility for Information Technology, Program Management Office, corporate budgeting and strategic planning. Mr. Jean, age 45, has been employed by Employers Mutual since 1993. He has held the following positions with the Company and Employers Mutual: Executive Vice President for Finance and Analytics since 2015, Senior Vice President-Chief Actuary from 2014 to 2015, and Vice President-Chief Actuary from 2009 to 2014.

Item 7.01	Regulation FD Disclosure
On November 6, 2017, the Company issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.22 per share of common stock payable on November 27, 2017 to shareholders of record as of November 20, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on November 6, 2017.

EMC INSURANCE GROUP INC.
Registrant

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer